   As filed with the Securities and Exchange Commission on January 22, 1999
                                                       Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                                ---------------
                              NVIDIA CORPORATION
            (Exact name of registrant as specified in its charter)

                                ---------------
         Delaware                    3674                    94-3177549
     (State or other          (Primary Standard           (I.R.S. Employer
     jurisdiction of      Industrial Classification    Identification Number)
     incorporation or            Code Number)
      organization)

                              3535 Monroe Street
                             Santa Clara, CA 95051
                                (408) 615-2500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------
                                Jen-Hsun Huang
                            Chief Executive Officer
                              NVIDIA Corporation
                              3535 Monroe Street
                             Santa Clara, CA 95051
                                (408) 615-2500
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                  Copies to:
           James C. Gaither                       Larry W. Sonsini
            Eric C. Jensen                      James N. Strawbridge
            Karyn R. Smith                         Jon C. Gonzales
          Cooley Godward LLP              Wilson Sonsini Goodrich & Rosati
          One Maritime Plaza                  Professional Corporation
              20th Floor                         650 Page Mill Road
        San Francisco, CA 94111                  Palo Alto, CA 94304
            (415) 693-2000                         (650) 493-9300
                                ---------------
  Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration File No. 333-47495
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement number for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]
                        CALCULATION OF REGISTRATION FEE
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
                                                        Proposed
                                           Proposed      Maximum
 Title of each Class of      Amount        Maximum      Aggregate   Amount of
    Securities to be          to be     Offering Price  Offering   Registration
       Registered         Registered(1)  Per Share(2)   Price(2)      Fee(3)
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
Common Stock, $.001 par
 value..................    4,025,000       $12.00     $48,300,000    $1,120

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(1) Includes 525,000 shares of Common Stock which the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(a) under the Securities Act of 1933.
(3) Does not include $12,310 which was previously paid in connection with Securities Act Registration Statement No. 333-47495.
                                ---------------
  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
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

                               EXPLANATORY NOTE

  In accordance with General Instruction V to Form S-1 and Rule 462(b) promulgated under the Securities Act of 1933, as amended, incorporated by reference herein in its entirety is the Registration Statement on Form S-1 (File No. 333-47495) of NVIDIA Corporation which was declared effective by the Securities and Exchange Commission on January 21, 1999.

                                 CERTIFICATION

  The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on January 22, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours on January 22, 1999.

Exhibits.

  The following exhibits are filed herewith:

 Exhibit
 Number  Document Description
 ------- --------------------
   5.1   Opinion of Cooley Godward LLP.
  23.1   Consent of KPMG LLP, Independent Auditors.
  23.2   Consent of Counsel (included in Exhibit 5.1).
  23.3   Consent of Law Offices of Michael A. Glenn.
  24.1   Power of Attorney.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on the 21st day of January 1999.

                                          NVIDIA Corporation

                                                    /s/ Jen-Hsun Huang
                                          By: _________________________________
                                                      Jen-Hsun Huang
                                            President, Chief Executive Officer
                                                       and Director

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----


        /s/ Jen-Hsun Huang           President, Chief Executive     January 21, 1999
____________________________________  Officer and Director
          Jen-Hsun Huang              (Principal Executive
                                      Officer)

     /s/ Christine B. Hoberg         Chief Financial Officer        January 21, 1999
____________________________________  (Principal Accounting and
        Christine B. Hoberg           Financial Officer)

            Tench Coxe*              Director                       January 21, 1999
____________________________________
             Tench Coxe

       /s/ James C. Gaither          Director                       January 21, 1999
____________________________________
          James C. Gaither

       Harvey C. Jones, Jr.*         Director                       January 21, 1999
____________________________________
        Harvey C. Jones, Jr.

        William J. Miller*           Director                       January 21, 1999
____________________________________
         William J. Miller

        A. Brooke Seawell*           Director                       January 21, 1999
____________________________________
         A. Brooke Seawell

         Mark A. Stevens*            Director                       January 21, 1999
____________________________________
          Mark A. Stevens

        /s/ Jen-Hsun Huang
*By: _______________________________
           Jen-Hsun Huang
        As Attorney-In-Fact

                                     II-2